SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant  /X/

Filed by a Party other than the Registrant  /  /

Check the appropriate box:

/  /      Preliminary Proxy Statement        /  /  Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
/  /      Definitive Proxy Statement
/XX/      Definitive  Additional Materials
/  /      Soliciting Material Pursuant to Section 240.14a-11(c) or
            Section 240.14a-12


                         MEMC ELECTRONIC MATERIALS, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/XX/    No fee required

/  /    $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
          or Item 22(a)(2) of Schedule 14A.

/  /    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

        1)  Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

        2)  Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11
            (Set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

        4)  Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

        5)  Total fee paid:

            --------------------------------------------------------------------

/  /      Fee paid previously by written preliminary materials.

/  /      Check box if any part of the fee is offset as  provided  by  Exchange
          Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1.  Amount Previously Paid:___________________________________________
          2.  Form Schedule or Registration Statement No.:______________________
          3.  Filing Party:_____________________________________________________
          4.  Date Filed:_______________________________________________________

                         MEMC ELECTRONIC MATERIALS, INC.
                       501 Pearl Drive (City of O'Fallon)
                           St. Peters, Missouri 63376


                                 April 13, 1999

Dear Stockholder:

     You recently received proxy materials in connection with the annual meeting of stockholders of MEMC Electronic Materials, Inc. to be held on May 6, 1999. Due to an error by our transfer agent, you received the wrong proxy form with your proxy materials. The correct proxy form is enclosed.

     In order to vote your shares at the Company's annual meeting, you will need to complete the enclosed proxy form and return it promptly in the envelope provided. This is true regardless of whether you have already completed and returned the proxy form originally enclosed with your proxy materials.

     By completing and returning the enclosed proxy form, you will revoke all proxies previously given by you in connection with MEMC's 1999 annual meeting of stockholders.

     Should you have any questions, please contact Ms. Janine Orf, MEMC's Director of Investor Relations, at (314) 279-5000.

     We apologize for any inconvenience this may have caused.


                                        Very truly yours,


                                        HELENE F. HENNELLY
                                        Secretary

Enclosures

                         MEMC ELECTRONIC MATERIALS, INC.
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. []


1. ELECTION OF DIRECTORS:                    For    Withhold     For All
     Willem D. Maris, Paul T. O'Brien        All       All       Except
       and Klaus R. von Horde.               [ ]       [ ]         [ ]


                                             -----------------------------------
                                             (INSTRUCTION: TO WITHHOLD AUTHORITY
                                             TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                                             WRITE THAT NOMINEE'S NAME ON THE
                                             SPACE PROVIDED ABOVE.)

2. In their discretion, the proxies are authorized to vote upon any other business which may properly come before the meeting and all adjournments thereof.

                                   THIS PROXY IS SOLICITED ON BEHALF OF THE
                                   BOARD OF DIRECTORS.

                                   The undersigned hereby revokes all proxies heretofore given by the undersigned for said meeting. This proxy may be revoked prior to its exercise.


                                    --------------------------------------, 1999
                                    (Signature)                     (Date)
                                    --------------------------------------, 1999
                                    (Signature if held jointly)     (Date)

                                    Note:  Please  sign  exactly as your name or
                                    names appear hereon. When shares are held by
                                    joint  tenants,   both  should  sign.   When
                                    signing     as      attorney,      executor,
                                    administrator,  trustee or guardian,  please
                                    give full title as such.  If a  corporation,
                                    please  sign  in  full   corporate  name  by
                                    President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    PLEASE MARK, SIGN AND PROMPTLY RETURN THIS
                                    PROXY CARD IN THE ENCLOSED ENVELOPE.  NO
                                    POSTAGE IS REQUIRED IF MAILED IN THE UNITED
                                    STATES.

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                         MEMC ELECTRONIC MATERIALS, INC.
                       501 PEARL DRIVE (CITY OF O'FALLON)
                           ST. PETERS, MISSOURI 63376


                                  April 2, 1999

Dear Stockholder:

     The annual meeting of stockholders of MEMC Electronic Materials, Inc. will be held at The Ritz-Carlton St. Louis, 100 Carondelet Plaza, St. Louis, Missouri 63105 at 10:00 a.m. local time on Thursday, May 6, 1999.

     It is important that your shares are represented at this meeting. Whether or not you plan to attend the meeting, please review the enclosed proxy materials, complete the attached proxy form above, and return it promptly in the envelope provided.

                                        Thank you.


                                        HELENE F. HENNELLY
                                        Secretary

PROXY                                                                      PROXY
                         MEMC ELECTRONIC MATERIALS, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR ANNUAL MEETING OF STOCKHOLDERS ON MAY 6, 1999

     The undersigned hereby appoints James M. Stolze and Helene F. Hennelly, and each of them, with power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of MEMC ELECTRONIC MATERIALS, INC. (the "Company"), to be held at The Ritz-Carlton St. Louis, 100 Carondelet Plaza, St. Louis, Missouri 63105 on Thursday, May 6, 1999, at 10:00 a.m. local time, and all adjournments thereof, and to vote, as indicated on the reverse side, the shares of Common Stock of the Company which the undersigned is entitled to vote with all the powers the undersigned would possess if present at the meeting.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR the election of the nominees listed.

                  PLEASE DATE AND SIGN ON THE REVERSE SIDE AND
                    MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.

                  (Continued and to be signed on reverse side.)


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